PAGE 1

                CONSENT OF INDEPENDENT ACCOUNTANTS

To the Board of Directors of
   T. Rowe Price Tax-Exempt Money Fund, Inc.

   We consent to the incorporation by reference in Post-Effective Amendment No. 32 to the Registration Statement of the T. Rowe Price Tax-Exempt Money Fund, Inc. (the "Fund") on Form N-1A (File No. 2-67029) of our report dated March 19, 1997, on our audit of the financial statements and financial highlights of the Fund, which report is included in the Annual Report to Shareholders for the year ended February 28, 1997, which is incorporated by reference in the Registration Statement. We also consent to the reference to our Firm under the captions "Financial Highlights" in the Prospectus and "Independent Accountants" in the Statement of Additional Information.


                               /s/Coopers & Lybrand L.L.P.
                               COOPERS & LYBRAND L.L.P.
Baltimore, Maryland
June 18, 1997

                CONSENT OF INDEPENDENT ACCOUNTANTS

To the Board of Directors of
   T. Rowe Price Tax-Free Insured Intermediate Bond Fund, Inc.

   We consent to the incorporation by reference in Post-Effective Amendment No. 7 to the Registration Statement of T. Rowe Price Tax-Free Insured Intermediate Bond Fund, Inc. (the "Fund") on Form N-1A (File No. 33-49117) of our report dated March 19, 1997, on our audit of the financial statements and financial highlights of the Fund, which report is included in the Annual Report to Shareholders for the year ended February 28, 1997, which is incorporated by reference in the Registration Statement. We also consent to the reference to our Firm under the captions "Financial Highlights" in the Prospectus and "Independent Accountants" in the Statement of Additional Information.


                               /s/Coopers & Lybrand L.L.P.
                               COOPERS & LYBRAND L.L.P.
Baltimore, Maryland
June 18, 1997

                CONSENT OF INDEPENDENT ACCOUNTANTS

To Board of Directors of the
   T. Rowe Price Tax-Free High Yield Fund, Inc.

   We consent to the incorporation by reference in Post-Effective Amendment No. 19 to the Registration Statement of T. Rowe Price Tax-Free High Yield Fund, Inc. (the "Fund") on Form N-1A (File No. 02-94641) of our report dated March 19, 1997, on our audit of the financial statements and financial highlights of the Fund, which report is included in the Annual Report to Shareholders for the year ended February 28, 1997, which is incorporated by reference in the Registration Statement. We also consent to the reference to our Firm under the captions "Financial Highlights" in the Prospectus and "Independent Accountants" in the Statement of Additional Information.


                            /s/Coopers & Lybrand L.L.P.
                            COOPERS & LYBRAND L.L.P.
Baltimore, Maryland
June 18, 1997

                CONSENT OF INDEPENDENT ACCOUNTANTS

To Board of Directors of
   T. Rowe Price Tax-Free Short-Intermediate Fund, Inc.

   We consent to the incorporation by reference in Post-Effective Amendment No. 25 to the Registration Statement of T. Rowe Price Tax-Free Short-Intermediate Fund, Inc. (the "Fund") on Form N-1A (File No. 02-87059) of our report dated March 19, 1997, on our audit of the financial statements and financial highlights of the Fund, which report is included in the Annual Report to Shareholders for the year ended February 28, 1997, which is incorporated by reference in the Registration Statement. We also consent to the reference to our Firm under the captions "Financial Highlights" in the Prospectus and "Independent Accountants" in the Statement of Additional Information.


                            /s/Coopers & Lybrand L.L.P.
                            COOPERS & LYBRAND L.L.P.
Baltimore, Maryland
June 18, 1997

                CONSENT OF INDEPENDENT ACCOUNTANTS

To Board of Directors of
   T. Rowe Price Tax-Free Income Fund, Inc.

   We consent to the incorporation by reference in Post-Effective Amendment No. 43 to the Registration Statement of T. Rowe Price Tax-Free Income Fund, Inc. (the "Fund") on Form N-1A (File No. 02-57265) of our report dated March 19, 1997, on our audit of the financial statements and financial highlights of the Fund, which report is included in the Annual Report to Shareholders for the year ended February 28, 1997, which is incorporated by reference in the Registration Statement. We also consent to the reference to our Firm under the captions "Financial Highlights" in the Prospectus and "Independent Accountants" in the Statement of Additional Information.


                            /s/Coopers & Lybrand L.L.P.
                            COOPERS & LYBRAND L.L.P.
Baltimore, Maryland
June 18, 1997

                CONSENT OF INDEPENDENT ACCOUNTANTS


We hereby consent to the incorporation by reference in Post-Effective Amendment No. 25 to the Registration Statement on Form N-1A of our report dated March 17, 1995, relating to the financial highlights for the three years in the period ended February 28, 1995, of T. Rowe Price Tax-Free Short-Intermediate Fund, Inc.

/s/Price Waterhouse LLP
PRICE WATERHOUSE LLP
Baltimore, Maryland
June 18, 1997

                CONSENT OF INDEPENDENT ACCOUNTANTS


We hereby consent to the incorporation by reference in Post-Effective Amendment No. 43 to the Registration Statement on Form N-1A of our report dated March 17, 1995, relating to the financial highlights for the three years in the period ended February 28, 1995, of T. Rowe Price Tax-Free Income Fund, Inc.

/s/Price Waterhouse LLP
PRICE WATERHOUSE LLP
Baltimore, Maryland
June 18, 1997

                REPORT OF INDEPENDENT ACCOUNTANTS

To the Board of Directors and Shareholders of
  T. Rowe Price Tax-Free Short Intermediate Fund, Inc.

We have audited the financial highlights for the three years in the period ended February 28, 1995, of T. Rowe Price Tax-Free Short Intermediate Fund, Inc. (the "Fund"). These financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statements presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial highlights referred to above present fairly, in all material respects, the financial highlights of the Fund for each of the respective periods stated in the first paragraph in conformity with generally accepted accounting principles.

/s/Price Waterhouse LLP
PRICE WATERHOUSE LLP
Baltimore, Maryland
March 17, 1995

                REPORT OF INDEPENDENT ACCOUNTANTS

To the Board of Directors and Shareholders of
  T. Rowe Price Tax-Free Income Fund, Inc.

We have audited the financial highlights for the three years in the period ended February 28, 1995, of T. Rowe Price Tax-Free Income Fund, Inc. (the "Fund"). These financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statements presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial highlights referred to above present fairly, in all material respects, the financial highlights of the Fund for each of the respective periods stated in the first paragraph in conformity with generally accepted accounting principles.

/s/Price Waterhouse LLP
PRICE WATERHOUSE LLP
Baltimore, Maryland
March 17, 1995